UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2024

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite LL20

Dallas, TX 75242

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

The Merger

On February 26, 2024 (the “Execution Date”), Vivakor, Inc., a Nevada corporation (the “Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Empire Energy Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Parent (“Merger Sub”), and Empire Diversified Energy, Inc., a Delaware corporation (“Empire” and collectively with the Parent and Merger Sub, the “Parties”). Pursuant to the Merger Agreement, on the Closing Date, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Empire (the “Merger”), with Empire surviving the Merger as a wholly owned subsidiary of the Parent (the “Surviving Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

As a result of the Merger, all shares of Empire’s common stock, par value $0.00001 per share (the “Empire Common Stock”), on a fully diluted and as converted basis, shall be converted into and exchanged for the right to receive an aggregate of 67,200,000 shares (the “Consideration Shares”) of the Parent’s common stock, par value $0.001 per share (the “Parent Common Stock”), valued at $1.00 per share of Parent Common Stock for an aggregate value equal to $67,200,000.

Representations and Warranties; Covenants

Pursuant to the Merger Agreement, the Parties made customary representations and warranties for transactions of this type; provided, that the Parties agreed that each of the Parent and Empire shall deliver fully completed copies of their respective disclosure schedules as soon as reasonably practicable, but in no event later than 14 days following the Execution Date. Both Parties shall have sixty (60) days from the Execution Date (the “Diligence Expiration Date”) to conduct due diligence review of the other Party, giving rise to the termination right by either Party until the Diligence Expiration Date.

Net Cash Minimum

Pursuant to the Merger Agreement, at the Closing, Empire is required to have a minimum of $2,500,000 of unrestricted net cash on its books (“Net Minimum Cash”), which Net Minimum Cash shall be available to the Parent following the Closing.

Registration Statement and Proxy

As promptly as practicable following the date the Net Minimum Cash is obtained pursuant to the Merger Agreement, but in no event after the later of the (i) 45th day following the Execution Date and (ii) 10th day following the date the Net Minimum Cash is obtained, so long as the Parent has received all necessary information from Empire, the Parent shall file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) relating to, among other things, the registration of the Consideration Shares issuable to the Empire Stockholders pursuant to the Merger Agreement, including the Proxy Statement portion thereof relating, among other things, to the approval of the Proposals (as defined below) to be voted on at the Parent Stockholders Meeting (as defined below).

Parent Stockholders Meeting

As promptly as practicable following the date on which the Registration Statement is declared effective by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and after reasonable consultation with Empire, the Parent shall establish the record date, and duly call, give notice of, convene and hold the a special meeting of the stockholders of the Parent (the “Parent Stockholders Meeting”) in accordance with Nevada law (and in any event within 10 Business Days after the date of effectiveness of the Registration Statement, unless otherwise required by applicable Laws). At such Parent Stockholders Meeting, the Parent’s board of directors (the “Board”) is to recommend that the Parent Stockholders approve and adopt the following proposals (the “Proposals”): (i) the Merger Agreement, the Merger, the Ancillary Agreements and the Transactions; (ii) for purposes of complying with Nasdaq listing Rule 5635(a), (b) and (d), the issuance of the Consideration Shares to the Empire Stockholders as contemplated in the Merger Agreement; (iii) the adjournment of such Parent Stockholders Meeting as permitted by Section 5.08 of the Merger Agreement; and (iv) any other proposal or proposals that the Parent reasonably deems necessary or desirable to consummate the transactions contemplated by the Merger Agreement (collectively, the “Parent Board Recommendations”).

Board of Directors and Officers

Upon the Closing, (i) the number of members of the Board shall be fixed at seven, and (ii) the members of the Board shall be (A) James Ballengee, who shall serve as Chairman, (B) three (3) members to be chosen by Empire, (C) two (2) members to be chosen by the Parent, and (D) one (1) member to be chosen by both the Parent and Empire. At least four (4) of the individuals identified in (B), (C), and (D) shall qualify as independent directors under the rules of the Nasdaq Stock Market LLC (“Nasdaq”). If any individual identified in (B) of the foregoing clause (ii) is unable or unwilling to serve in such capacity, Empire may choose a successor but not less than five (5) days in advance of the Closing or such earlier period as may be required by disclosure requirements under applicable Law. If any individual identified in (C) of the foregoing clause (ii) is unable or unwilling to serve in such capacity, the Parent may choose a successor but not less than five days in advance of the Closing or such earlier period as may be required by disclosure requirements under applicable Law.

From and after the Effective Time, James Ballengee shall continue to serve as the Parent’s Chief Executive Officer until the earlier of the Board’s appointment of a successor or Mr. Ballengee’s death, resignation, termination or removal.

Conditions to Each Party’s Obligations to Consummate the Transactions

The respective obligation of each Party to effect, or cause to be effected, the Transactions, including the Merger, is subject to the satisfaction on or before the Closing Date of each of the following conditions, unless waived in writing by each of Parent and the Parent: (a) the Parent Board Recommendations have been approved by the required Parent Stockholders at the Parent Stockholders Meeting; (b) the Merger Agreement and the Merger shall have been duly adopted by the required Empire Stockholders; (c) the Registration Statement shall have become effective; (d) the Parties shall have received all approvals with any Governmental Authority necessary to consummate the Transactions, including, but not limited to, the expiration or termination of the waiting period under the HSR Act, if applicable; (e) there shall not have been enacted, promulgated or made effective after the Execution Date any Law or Orders by a Governmental Authority of competent jurisdiction that enjoins or otherwise prohibits or makes illegal, or any Legal Action by any Governmental Authority seeking to enjoin or prohibit or make illegal, consummation of the Transactions and there shall not be in effect any injunction (whether temporary, preliminary or permanent) by any Governmental Authority of competent jurisdiction that enjoins or otherwise prohibits consummation of the Transactions; (f) the Parent shall have obtained a Fairness Opinion concluding that the Merger and the related Transactions are fair to the Parent Stockholders from a financial point of view; (g) the executed Lock-Up Agreement has been delivered to the Parent; (h) the Lock-Up Extension has been delivered to Empire; and (i) all of the Convertible Securities of Empire have been exercised, converted or exchanged for Empire Common Stock and the Parties shall have mutually agreed as to the treatment of warrants exercisable for shares of Empire Common Stock (the “Empire Warrants”) at Closing provided that if the Empire Warrants have been terminated or exercised into Empire Common Stock prior to the Closing, this condition shall have been deemed satisfied.

Conditions to Obligations of the Parent

The obligations of the Parent to effect, or cause to be effected, the Transactions, including the Merger, are subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by the Parent (subject to certain qualifications and exceptions as set forth in the Merger Agreement for each): (A) the representations and warranties of Empire regarding the capitalization of Empire shall be true and correct as of the Closing as though made on such date; (B) the representations and warranties of Empire set forth in Section 3.01 (Organization and Power), Section 3.04 (Corporate Authorizations), Section 3.06 (Capitalization) (other than subsections (a), and (b) and (g)), and Section 3.24 (Brokers) shall be true and correct in all material respects as of the Closing as though made on such date; (C) the remaining representations and warranties of Empire contained in Article III shall be true and correct, in each case as of the Closing as though made on such date; (D) each of the covenants of Empire to be performed as of or prior to the Closing shall have materially been performed; (E) there shall not have been a Company Material Adverse Effect (as defined in the Merger Agreement); (F) the Parent shall have received the Company Officer’s Certificate (as defined in the Merger Agreement); (G) Empire shall have the Net Cash Minimum on hand; and (H) the Parent shall have received each of the agreements, instruments and other document set forth in Section 1.11(b) of the Merger Agreement.

Conditions to Obligations of Empire

The obligations of Empire to effect, or cause to be effected, the Transactions, including the Merger, are subject to the satisfaction on or before the Closing Date of the following conditions, unless waived in writing by Empire (subject to certain qualifications and exceptions as set forth in the Merger Agreement for each): (A) the representations and warranties of the Parent regarding the capitalization of the Parent shall be true and correct as of the Closing as though made on such date; (B) the representations and warranties of the Parent set forth in in Section 4.01 (Organization and Power), Section 4.04 (Corporate Authorizations), Section 4.06 (Capitalization) (other than subsections (a) and (b) and (g)), Section 4.08 (Business Operations), Section 4.24 (Takeover Statutes), Section 5.22 (Opinion of Financial Advisor) and Section 4.28 (Brokers) shall be true and correct in all material respects as of the Closing as though made on such date; (C) the remaining representations and warranties of the Parent contained in Article IV shall be true and correct, in each case as of the Closing as though made on such date; (D) each of the covenants of the Parent to be performed as of or prior to the Closing shall have materially been performed; (E) there shall not have been a Parent Material Adverse Effect (as defined in the Merger Agreement); (F) Empire shall have received the Parent Officer’s Certificate (as defined in the Merger Agreement); (G) the Parent Common Stock (i) shall be listed on Nasdaq and (ii) shall not have been suspended, as of the Closing Date, by the SEC or Nasdaq from trading on Nasdaq nor shall (x) the Parent have received any notice or communication from Nasdaq noting noncompliance with listing requirements or threatening suspension or delisting of the Parent Common Stock or (y) the Parent fails to meet any of the continued listing requirements applicable to it in order to be in compliance with all such listing and maintenance requirements; (H) the transactions referenced in Section 6.03(f) of the Merger Agreement have been consummated or terminated; and (I) Empire shall have received each of the agreements, instruments, and other documents set forth in Section 1.11(a) of the Merger Agreement.

Indemnification; Limits

Pursuant to Article VIII of the Merger Agreement, and subject to the limitations set forth therein from the date that is twelve (12) months after the Closing, each Party agreed to indemnify and hold harmless the other party for any all Damages incurred or suffered as a result of (a) any inaccuracy in or breach of any representation or warranty or in any certificate or instrument delivered pursuant to the Merger Agreement and (b) any breach of any covenant or agreement of such Party as set forth in the Merger Agreement. Section 8.04(a) of the Merger Agreement (i) limits Empire’s ability to assert claims for Damages against the Parent unless and until the aggregate amount of all such Damages exceeds $250,000 (the “Parent Threshold”) and (ii) caps Parent’s liability for any indemnification payments at $500,000 (the “Parent Cap”).

Section 8.04(b) of the Merger Agreement limits the Parent’s ability to assert claims for Damages against Empire unless and until the aggregate amount of all such Damages exceeds $250,000 (the “Empire Threshold”). Notwithstanding anything in the Merger Agreement to the contrary, the Parent Threshold, the Parent Cap and the Empire Threshold shall not apply to Damages that arise from, relate to or are accrued, suffered or incurred as a result of claims relating to fraud or intentional misrepresentation.

Except for claims relating to fraud or intentional misrepresentation, the sole remedy of the Parent under the Merger Agreement shall be the Escrow Shares held pursuant to the Escrow Agreement (discussed below).

Termination

The Merger Agreement may be terminated and the transactions therein may be abandoned: (A) by mutual written consent of the Parties; (B) by the Parent or Empire (i) within sixty (60) days from the Execution Date as a result of the terminating Party’s due diligence review of the other Party, (ii) at any time before the Effective Time if the Closing has not occurred on or before the date that is nine (9) months from the Execution Date (the “Termination Date”), (iii) at any time before the Effective Time the Parent fails to obtain the vote required to pass the proposals presented at the Parent Stockholders Meeting, (iv) at any time before the Effective Time if Empire fails to obtain the vote required to pass the proposals presented at the special meeting of Empire’s stockholders as set forth in the Merger Agreement (the “Empire Stockholder Meeting”), or (v) at any time before the Effective Time if any Law or Order is enacted, issued, promulgated or entered by a Governmental Authority of competent jurisdiction (including Nasdaq) that permanently enjoins, or otherwise prohibits the consummation of the Transactions, and (in the case of any Order) such Order has become final and non-appealable; (C) by Empire if, among other things, (i) there has been a Parent Adverse Recommendation Change (as defined in the Merger Agreement), (ii) if the Board recommends a Superior Proposal (as defined in the Merger Agreement) to the Parent Stockholders or if a tender offer, exchange offer, or other transaction for any outstanding shares of the Parent’s capital stock is commenced before obtaining the required vote at the Parent Stockholders Meeting and if the Board fails to recommend against any such Superior Proposal within ten (10) Business Days after commencement; (iii) if there is a material breach of Section 5.05 of the Merger Agreement, (iv) if the Parent or any of its subsidiaries breach any of its representations, warranties, covenants or agreements in the Merger Agreement, subject to Parent’s ability to cure such breach within the timeframe set forth in the Merger Agreement, (v) if the obligations in Section 6.01 and 6.02 of the Merger Agreement have been satisfied and the Parent has failed to fulfill its respective obligations and consummate the Closing within three (3) Business Days following written notice that Empire is willing and able to consummate the Closing, (iv) the Parent fails to pass the proposals at the Parent Stockholders Meeting by the Termination Date solely due to the action or inaction of the Parent and such action or inaction constitutes a material breach of the Merger Agreement, or (vii) if Empire’s board of directors approves termination and Empire has concurrently with such termination entered into a definitive agreement, arrangement or understanding providing for the implementation of a Superior Proposal (Parent) (as defined in the Merger Agreement); or (D) by the Parent if, among other things, (i) Empire breaches any of its representations, warranties, covenants or agreements contained in the Merger Agreement, subject to Empire’s ability to cure such breach within the timeframe set forth in the Merger Agreement, (ii) if the obligations in Section 6.01 and 6.02 of the Merger Agreement have been satisfied and Empire has failed to fulfill its respective obligations and consummate the Closing within three (3) Business Days following written notice that Empire is willing and able to consummate the Closing; (iii) if Empire fails to pass the proposals presented at the Empire Stockholder Meeting by the Termination Date, or (iv) if the Board approves termination and the Parent has concurrently with such termination entered into a definitive agreement, arrangement or understanding providing for the implementation of a Superior Proposal (Parent) (as defined in the Merger Agreement).

Ancillary Agreements

Voting and Support Agreements

Within 30 days of the Execution Date, the Parent agreed to deliver the written agreement of certain directors and executive officers and certain Parent Stockholders holding at least 51% of the voting power of Parent Common Stock (the “Relevant Parent Insiders”), to enter into, in their capacity as stockholders, a voting and support agreement with the Parent, Empire and Merger Sub (the “Parent Voting and Support Agreement”), pursuant to which such Relevant Parent Insiders agree to vote in favor of the adoption of the Merger Agreement and the Transactions and to take (and refrain from taking) certain other actions in connection with the Transactions, including the Merger, in each case, on the terms set forth in the Parent Voting and Support Agreement.

Within 30 days of the Execution Date, Empire agreed to deliver the written agreement of certain directors, executive officers and certain Empire Stockholders holding at least 51% of the voting power of shares of Empire Common Stock (the “Relevant Empire Insiders”), to enter into, in their capacity as stockholders, a voting and support agreement with Empire, the Parent and Merger Sub (the “Empire Voting and Support Agreement”), pursuant to which the Relevant Empire Insiders agree to vote in favor of the adoption of the Merger Agreement and the Transactions and to take (and refrain from taking) certain other actions in connection with the Transactions, including the Merger, in each case, on the terms set forth in the Empire Voting and Support Agreement.

Lock-Up Agreements

As a condition to the Parent’s obligations to consummate the Transactions, at Closing, one or more Empire Stockholders representing, individually or collectively, such number of shares of Empire Common Stock that represent not less than 65% of the issued and outstanding shares of Empire Common Stock, in the aggregate, on a fully diluted and as-converted basis, shall enter into a lock-up agreement (the “Lock-Up Agreement”) whereby such Empire Stockholders agree to a lock-up of their respective Consideration Shares for a period of 12 months following the Closing.

As a condition to Empire’s obligations to consummate the Transactions, at or prior to Closing, the Parent shall cause the lock-up period contained in the lock-up agreement dated August 1, 2022 by and between the Parent and JBAH Holdings, LLC to be amended or extended to February 1, 2025 (the “Lock-Up Extension”).

Escrow Agreement and Escrow Shares

The Parties agreed to enter into an Escrow Agreement (the “Escrow Agreement”), pursuant to which certain of the Empire Stockholders (the “Indemnifying Empire Stockholders”) are to deposit with the Escrow Agent, at Closing, an aggregate of 5,040,000 Consideration Shares otherwise issuable to such Indemnifying Empire Stockholders (the “Escrow Shares”) as security for the obligations of the Parent, its members, shareholders, partners, managers, directors, officers, employees and agents, and its and their respective Affiliates (including, after the Closing, the Surviving Company), successors and permitted assigns (each, an “Indemnified Acquiror” and together, the “Indemnified Acquirors”). The Escrow Agreement shall become effective on the Closing Date and terminate on the 12-month anniversary thereof (the “Escrow Termination Date”). On the Escrow Termination Date, any Escrow Shares not previously released or distributed to cover the obligations of the Indemnified Acquirors as set forth in the Merger Agreement shall be released to the Indemnifying Empire Stockholders.

The foregoing descriptions of the Merger Agreement, the Parent Voting and Support Agreement, the Empire Voting and Support Agreement, the Lock-Up Agreement and the Escrow Agreement do not purport to be complete and are qualified their entirety by reference to the Merger Agreement, the form of Parent Voting and Support Agreement, the form of Empire Voting and Support Agreement, the form of Lock-Up Agreement and the form of Escrow Agreement attached to this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1*	Agreement and Plan of Merger dated February 26, 2024 by and among Vivakor, Inc., Empire Energy Acquisition Corp., and Empire Diversified Energy, Inc.
10.1	Form of Parent Voting and Support Agreement
10.2	Form of Empire Voting and Support Agreement
10.3	Form of Lock-Up Agreement
10.4	Form of Escrow Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Parent hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the Parent may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Forward-looking statements may be identified but not limited by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to, the implied enterprise value of Vivakor as a result of the Merger, the expected transaction and ownership structure, the likelihood and ability of the parties to successfully and timely consummate Merger, the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Vivakor or the expected benefits of the Merger, the approval of the stockholders of either party is not obtained, Empire’s ability to secure the $2.5 million financing on terms that are satisfactory or favorable, or at all, our ability to maintain the listing of our securities on the Nasdaq Capital Market, disruption and volatility in the global currency, capital, and credit markets, changes in federal, local and foreign governmental regulation, changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks, our ability to successfully develop products, rapid change in our markets, changes in demand for our future products, and general economic conditions.

These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in Vivakor’s filings with the SEC, which factors may be incorporated herein by reference. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Vivakor and Empire or the date of such information in the case of information from persons other than Vivakor and Empire, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Empire’s industry and markets are based on sources we believe to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Important Additional Information About the Transaction and Where to Find It

This material relates to the proposed Merger between Vivakor and Empire. Shares of Vivakor’s common stock (the “Vivakor Shares”) issued in connection with the proposed Merger may be registered pursuant to a registration statement to be filed with the SEC or issued pursuant to an available exemption. This information is not a substitute for any registration statement or any other document that Vivakor may file with the SEC or that it or Empire may send to its respective shareholders in connection with the offer and/or issuance of Vivakor Shares. Investors are urged to read any registration statement, if and when filed, and all other relevant documents that may be filed with the SEC as and if they become available because they will contain important information about the issuance of Vivakor Shares. Documents, if and when filed with the SEC, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Vivakor’s Investor Relations department at http://vivakor.com. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed Merger, Vivakor will file proxy soliciting materials with the SEC. The information contained in any such filing may not be complete and may be updated, amended or changed. SHAREHOLDERS ARE URGED TO READ SUCH MATERIALS WHEN AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: March 1, 2024	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer